Exhibit 21.1

LIST OF SUBSIDIARIES

OF

SOLARCITY CORPORATION

(as of March 14, 2014)

Name of Subsidiary	Jurisdiction of Incorporation
AU Solar 1, LLC	Delaware
AU Solar 2, LLC	Delaware
Banyan SolarCity Manager 2010, LLC	Delaware
Banyan SolarCity Owner 2010, LLC	Delaware
Beatrix Solar I, LLC	Delaware
Bernese Solar Manager I, LLC	Delaware
Blue Skies Solar I, LLC	Delaware
Building Solutions Acquisition Corporation	Delaware
Cardinal Blue Solar, LLC	Delaware
City UB Solar, LLC	Delaware
Clydesdale SC Solar I, LLC	Delaware
Eiger Lease Co, LLC	Delaware
Ever CT Solar Farm, LLC	California
Fontane Solar I, LLC	Delaware
Hammerhead Solar, LLC	Delaware
Haymarket Holdings, LLC	Delaware
Haymarket Manager 1, LLC	Delaware
Haymarket Solar 1, LLC	Delaware
Ikehu Manager I, LLC	Delaware
IL Buono Solar I, LLC	Delaware
Landlord 2008-A, LLC	Delaware
Master Tenant 2008-A, LLC	Delaware
Matterhorn Solar I, LLC	Delaware
Monte Rosa Solar I, LLC	Delaware
Mound Solar Manager V, LLC	Delaware
Mound Solar Manager VI, LLC	Delaware
Mound Solar Master Tenant V, LLC	California
Mound Solar Master Tenant VI, LLC	Delaware
Mound Solar Master Tenant VII, LLC	Delaware
Mound Solar Master Tenant VIII, LLC	Delaware
Mound Solar MT Manager VII, LLC	Delaware
Mound Solar MT Manager VIII, LLC	Delaware
Mound Solar Owner Manager VII, LLC	Delaware
Mound Solar Owner Manager VIII, LLC	Delaware
Mound Solar Owner V, LLC	California
Mound Solar Owner VI, LLC	Delaware
Mound Solar Owner VII, LLC	Delaware
Mound Solar Owner VIII, LLC	Delaware
MS SolarCity 2008, LLC	Delaware
MS SolarCity Commercial 2008, LLC	Delaware
MS SolarCity Residential 2008, LLC	Delaware
MT Solar Corporation	Delaware
NBA SolarCity AFB, LLC	California
NBA SolarCity Commercial I, LLC	California
NBA SolarCity Solar Phoenix, LLC	California
PaCo Solar Holdings, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation
PaCo Solar Lessee 1, LLC	Arizona
PaCo Solar Lessee Manager 1, LLC	Delaware
PaCo Solar Lessor 1, LLC	Delaware
Paramount Energy Fund I Lessee, LLC	Delaware
Paramount Energy Fund I Lessor, LLC	Delaware
PEF I MM, LLC	Delaware
Poppy Acquisition LLC	Delaware
Pukana La Solar I, LLC	Delaware
Sequoia Pacific Holdings, LLC	Delaware
Sequoia Pacific Manager I, LLC	Delaware
Sequoia Pacific Solar I, LLC	Delaware
Sequoia SolarCity Owner I, LLC	Delaware
Solar Aquarium Holdings, LLC	Delaware
Solar Energy of America 1, LLC	Delaware
Solar Energy of America Holdco, LLC	Delaware
Solar Energy of America Manager 1 Corporation	Delaware
Solar Grove Holdings, LLC	Delaware
Solar House I, LLC	Delaware
Solar Integrated Fund I, LLC	Delaware
Solar Integrated Manager I, LLC	Delaware
Solar Marketing, Inc.	Delaware
Solar Marsh, LLC	Delaware
Solar Odyssey Holdings, LLC	Delaware
Solar Ulysses Manager I, LLC	Delaware
Solar Warehouse Manager I, LLC	Delaware
SolarCity Alpine Holdings, LLC	Delaware
SolarCity Amphitheatre Holdings, LLC	Delaware
SolarCity Arbor Holdings, LLC	Delaware
SolarCity Arches Holdings, LLC	Delaware
SolarCity AU Holdings, LLC	Delaware
SolarCity Corporation	Delaware
SolarCity Engineering, Inc	California
SolarCity Finance Company, LLC	Delaware
SolarCity Finance Holdings, LLC	Delaware
SolarCity Fund Holdings, LLC	Delaware
SolarCity Giants Holdings, LLC	Delaware
SolarCity GivePower	California
SolarCity Grand Canyon Holdings, LLC	Delaware
SolarCity Holdings 2008, LLC	Delaware
SolarCity International, Inc	Delaware
SolarCity Investments Canada Ltd.	Canada
SolarCity LMC Series I, LLC	Delaware
SolarCity LMC Series II, LLC	Delaware
SolarCity Mid-Atlantic Holdings, LLC	Delaware
SolarCity Orange Holdings, LLC	Delaware
SolarCity Pierpont Holdings, LLC	Delaware
SolarCity Series Holdings I, LLC	Delaware
SolarCity Series Holdings II, LLC	Delaware
SolarCity Ulu Holdings, LLC	Delaware
SolarCity Village Holdings, LLC	Delaware
SolarMarsh KL, LLC	Delaware
SolarMarsh RB, LLC	Delaware
SolarMarsh SM, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation
SolarMarsh VM, LLC	Delaware
SolarRock, LLC	Delaware
SolarStrong Holdings, LLC	Delaware
SolarStrong, LLC	Delaware
The Alliance for Solar Choice, LLC	Delaware
Three Rivers Solar 1, LLC	Delaware
Three Rivers Solar Holding Company, LLC	Delaware
Three Rivers Solar Manager 1, LLC	Delaware
USB SolarCity Manager 2009, LLC	Delaware
USB SolarCity Manager 2009-2010, LLC	Delaware
USB SolarCity Manager III, LLC	Delaware
USB SolarCity Manager IV, LLC	Delaware
USB SolarCity Master Tenant 2009, LLC	California
USB SolarCity Master Tenant 2009-2010, LLC	California
USB SolarCity Master Tenant III, LLC	California
USB SolarCity Master Tenant IV, LLC	California
USB SolarCity Owner 2009, LLC	California
USB SolarCity Owner 2009-2010, LLC	California
USB SolarCity Owner III, LLC	California
USB SolarCity Owner IV, LLC	California
Visigoth Solar 1, LLC	Delaware
Visigoth Solar Holdings, LLC	Delaware
Visigoth Solar Managing Member 1, LLC	Delaware
Zep Solar Australia Pty Limited	Australia
Zep Solar Hong Kong Limited	Hong Kong
Zep Solar LLC	California
Zep Solar Trading Ltd	China